               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                 GLOBAL PARTNERS INCOME FUND INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                        GLOBAL PARTNERS INCOME FUND INC.
                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               November 13, 1998

To the Stockholders:

     The Annual Meeting of Stockholders of Global Partners Income Fund Inc. (the 'Fund') will be held at 7 World Trade Center, New York, New York, in the Downtown Conference Center, on Thursday, December 10, 1998, at 10:30 a.m., New York time, for the purposes of considering and voting upon:

          1. The election of directors (Proposal 1).

          2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending August 31, 1999 (Proposal 2).

          3. Any other business that may properly come before the meeting.

     The close of business on November 10, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,
                                         CHRISTINA T. SYDOR
                                         Secretary

       TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                      REGISTRATION                                VALID SIGNATURE
--------------------------------------------------------  --------------------------------

CORPORATE ACCOUNTS
(1) ABC Corp. ..........................................  ABC Corp.
(2) ABC Corp. ..........................................  John Doe, Treasurer
(3) ABC Corp. ..........................................  John Doe
              c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust...........................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee................................  Jane B. Doe
              u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. ...............................  John B. Smith
              f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith.......................................  John B. Smith, Jr., Executor

                        GLOBAL PARTNERS INCOME FUND INC

                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Global Partners Income Fund Inc. (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York, in the Downtown Conference Center, on Thursday, December 10, 1998 at 10:30 a.m., New York time, (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about November 13, 1998. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on November 10, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 14,604,845 shares of Common Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting.

     Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser.

     Value Advisors LLC ('Value Advisors'), whose principal business address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660, is the Fund's investment manager.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors and one Class III Director, to hold office until the year 2001 and 2000 Annual Meeting of Stockholders, respectively, or thereafter when their respective successors are elected and qualified. The terms of office of the other Class III Director and the Class II Directors expire at the Annual Meetings of Stockholders in 2000 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees is currently a member of the Board of Directors of the Fund and each nominee except Mr. McLendon has previously been elected a director by stockholders of the Fund. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgement. Michael S. Hyland and Thomas W. Brock, both directors during the fiscal year ended August 31, 1998, resigned as Directors on November 28, 1997 and March 31, 1998, respectively. Mr. Hyland resigned as President of the Fund on November 28, 1997. The Fund represents that neither Mr. Hyland nor Mr. Brock resigned as a result of any disagreement with management in connection with the management of the Fund's affairs.

     The following table provides information concerning each nominee for election as a director:

                                                                                                            COMMON STOCK
                                                                                                         BENEFICIALLY OWNED,
                                                                                                             DIRECTLY OR
                                                                                                           INDIRECTLY, ON
                                                                                                           AUGUST 31, 1998
                                                                                      DIRECTOR           -------------------
           NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS               SINCE      AGE        SHARES (A)
-----------------------------------------------------------------------------------   --------    ---    -------------------

NOMINEES TO SERVE UNTIL THE YEAR 2001 ANNUAL MEETING OF STOCKHOLDERS
CLASS I DIRECTORS
Charles F. Barber, Member of Audit Committee; Consultant; formerly, Chairman of the     1993      81            1,000
     Board, ASARCO Incorporated.
Dr. Riordan Roett, Member of Audit Committee; Professor and Director, Latin             1995      61              -0-
     American Studies Program, Paul H. Nitze School of Advanced International
     Studies, Johns Hopkins University.(B)
NOMINEE TO SERVE UNTIL THE YEAR 2000 ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTOR
Heath B. McLendon*, Co-Chairman; Managing Director, Salomon Smith Barney Inc.,          1998      65              215
     President and Director, Mutual Management Corp. and Travelers Investment
     Adviser, Inc.; Chairman of Smith Barney Strategy Advisers Inc. Prior to July
     1993, Senior Executive Vice President of Shearson Lehman Brothers Inc., Vice
     Chairman of Shearson Asset Management.

     The following table provides information concerning the remaining directors of the Fund:

                                                                                                            COMMON STOCK
                                                                                                         BENEFICIALLY OWNED,
                                                                                                             DIRECTLY OR
                                                                                                           INDIRECTLY, ON
                                                                                                           AUGUST 31, 1998
                                                                                      DIRECTOR           -------------------
            NAMES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                 SINCE      AGE        SHARES (A)
-----------------------------------------------------------------------------------   --------    ---    -------------------

DIRECTORS TO SERVE UNTIL THE YEAR 2000 ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTORS
Jeswald W. Salacuse, Member of Audit Committee; Henry J. Braker Professor of            1993      61              200
     Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy,
     Tufts University.
DIRECTORS TO SERVE UNTIL THE YEAR 1999 ANNUAL MEETING OF STOCKHOLDERS
CLASS II DIRECTORS
William D. Cvengros*, Co-Chairman; Chief Executive Officer, President and Member of     1997      50              -0-
     the Board of Value Advisors and Chief Executive Officer and President of PIMCO
     Advisors.
Leslie H. Gelb, Member of the Audit Committee; The Council on Foreign Relations;        1994      61              -0-
     formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The
     New York Times.

* 'Interested person' as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), because of a relationship with SBAM or Value Advisors.

 (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

 (B) Dr. Roett also served as a director of the Fund from February 1994 through June 1994.

     Mr. McLendon also serves as a director for nine other investment companies advised by SBAM, six investment companies advised by Value Advisors and SBAM, forty-two investment companies managed and/or administered by Mutual Management Corp., six investment companies advised by Travelers Investment Management Company and seven investment companies managed by Travelers Asset Management International Corporation. Mr. Barber also serves as a director for five other investment companies co-advised by Value Advisors and SBAM, sixteen investment companies advised by SBAM and its affiliates, two investment companies advised by Advantage Advisers Inc., and two investment companies advised by CIBC Wood Gundy Securities Corp. ('CIBC'). Mr. Cvengros also serves as a director for five other investment companies co-advised by Value Advisors and SBAM. Dr. Roett also serves as a director for five other investment companies co-advised by Value Advisors and SBAM and four investment companies solely advised by SBAM. Messrs. Gelb and Salacuse serve as directors of three other investment companies co-advised by Value Advisors and SBAM. Mr. Salacuse also serves as a director of four investment companies advised solely by SBAM, four investment companies advised by Value Advisors and OpCap Advisors and two other investment companies advised by CIBC.

     At August 31, 1998, directors and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 13,305,369 shares, equal to approximately 91% of the outstanding shares of the Fund.

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. McLendon and Cvengros, the present executive officers of the Fund are:

                                                                                   OFFICER
              NAME                               OFFICE                  AGE        SINCE
---------------------------------  -----------------------------------   ---       -------

Stephen J. Treadway                President                             50          1997
Peter J. Wilby                     Executive Vice President              39          1994
Thomas K. Flanagan                 Executive Vice President              45          1994
Beth A. Semmel                     Executive Vice President              38          1996
Newton B. Schott, Jr.              Executive Vice President              55          1997
Lewis E. Daidone                   Executive Vice President and          40          1998
                                     Treasurer
Christina T. Sydor                 Secretary                             46          1998

     Mr. Treadway has also served as an Executive Vice President of PIMCO Advisors and as Chairman and President of PIMCO Funds Distributors LLC ('PFD') and its predecessor since May 1996 and as an Executive Vice President of Value Advisors since November 1997. Prior to May 1996, Mr. Treadway was employed by Salomon Smith Barney Inc. ('Salomon Smith Barney') for more than 18 years, serving in various senior officer positions. Mr. Wilby has been a Managing Director of SBAM and Salomon Smith Barney since January 1996. Prior to January 1996, he was a Director of SBAM and Salomon Smith Barney. Mr. Flanagan has also been a Director of SBAM and Salomon Smith Barney since January 1996. Prior to January 1996, he was a Vice President of SBAM and Salomon Smith Barney. Ms. Semmel has also been a Director of SBAM and Salomon Smith Barney since January 1996. Mr. Schott has also served as Senior Vice President of Value Advisors since November 1997. He also currently serves as the Executive Vice President, Chief Administrative Officer, Secretary, and General Counsel to PFD and has held such positions or other senior officer positions in PFD since May 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors, PFD's parent company. In addition, since November 1994, Mr. Schott has served as Secretary and General Counsel for Columbus Circle Investors. Mr. Daidone and Ms. Sydor serve as Managing Directors of Salomon Smith Barney. Mr. Daidone is Director and Senior Vice President of Mutual Management Corp. and Travelers Investment Adviser, Inc. and Ms. Sydor is General Counsel of Mutual Management Corp.

     The Fund's Audit Committee is composed of Messrs. Barber, Gelb, Roett and Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the year ended
August 31, 1998. The Fund has no nominating or compensation committees.

     During the fiscal year ended August 31, 1998, the Board of Directors met nine times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee on which he serves.

     Under federal securities law, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by Value Advisors and/or SBAM. The following table provides information concerning the compensation paid during the fiscal year ended August 31, 1998 to each director of the Fund. Each of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by Value Advisors and/or SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended August 31, 1998 by the Fund to Messrs. McLendon and Cvengros who, are interested persons as defined under the 1940 Act.

                                               TOTAL COMPENSATION
                                                FROM OTHER FUNDS
                                AGGREGATE        CO-ADVISED BY          TOTAL COMPENSATION
                               COMPENSATION      VALUE ADVISORS          FROM OTHER FUNDS
NAME OF NOMINEE                 FROM FUND           AND SBAM             ADVISED BY SBAM          TOTAL COMPENSATION
----------------------------   ------------    ------------------       ------------------        ------------------
                                               DIRECTORSHIPS (A)        DIRECTORSHIPS (A)         DIRECTORSHIPS (A)
Charles F. Barber...........      $9,250            $ 49,650(5)              $ 78,815(16)*             $148,715(22)*
Leslie H. Gelb..............      $9,250            $ 28,750(3)              $  - 0 -                  $ 38,000(4)
Jeswald W. Salacuse.........      $9,250            $ 27,350(3)              $ 34,348(4)               $ 70,948(8)
Dr. Riordan Roett...........      $9,250            $ 49,650(5)              $ 34,348(4)               $ 93,248(10)

 (A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

 * Includes $11,000 in deferred compensation from six investment companies advised by an affiliate of SBAM.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended August 31, 1998.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending August 31, 1999. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at August 31, 1998 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price-waterhouseCoopers LLP will be at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

REQUIRED VOTE

     Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

     THE DIRECTORS, INCLUDING THE 'NON-INTERESTED' DIRECTORS, UNANIMOUSLY RECOM-MEND THAT THE STOCKHOLDERS VOTE 'FOR' RATIFICATION OF THE SELECTION OF INDEPENDENT
ACCOUNTANTS.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1999 must be received by the Fund for inclusion in the Fund's proxy statement relating to that meeting no later than July 16, 1999. Any stockholder who desires to bring a proposal at the Fund's 1999 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Global Partners Income Fund Inc., 7 World Trade Center, New York, New York 10048) during the period from September 11, 1999 to October 11, 1999.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended August 31, 1998 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, Value Advisors or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

November 13, 1998

APPENDIX 1
PROXY CARD

                        GLOBAL PARTNERS INCOME FUND INC
                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone and Robert A. Vegliante, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Global Partners Income Fund Inc (the 'Fund') which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York in the Downtown Conference Center, on Thursday, December 10, 1998 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                          (CONTINUED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                        GLOBAL PARTNERS INCOME FUND INC


                               DECEMBER 10, 1998




                Please Detach and Mail in the Envelope Provided

A [X]   Please mark your
        votes as in this
        example.



                               FOR ALL Nominees
                               listed at right                WITHHOLD
                              (except as marked       authority to vote for all
                           to the contrary below).    nominees listed at right


1. ELECTION                          [ ]                         [ ]               Nominees: Charles F. Barber
   OF                                                                                        Dr. Riordan Roett
   DIRECTORS                                                                                 Heath B. McLendon

(INSTRUCTION: To withhold
the authority to vote for
any individual nominee(s)
write the name of the
nominee(s) on the line
below.)

-------------------------------




                                                    FOR      AGAINST    ABSTAIN
2. The ratification of the selection of             [ ]        [ ]        [ ]
   PricewaterhouseCoopers LLP as the
   independent accountants of the Fund for the
   fiscal year ending August 31, 1999.


3. Any other business that may properly come before the meeting.


4. I will be attending the meeting.                 [ ]

   Please Complete, Sign and Date
   hereon and Mail in Accompanying
   Postpaid Envelope.




SIGNATURE ________________ DATE ________ SIGNATURE ________________ DATE _______

NOTE Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.